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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
LCC International, Inc.

We consent to the use of our report incorporated herein by reference, which report appears in the December 31, 1999, annual report on Form 10-K of LCC International, Inc.

                                     /s/ KPMG LLP
                                         KPMG LLP

McLean, VA
June 26, 2000